UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2011

ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue
White Plains, New York	10604

(Address of principal executive offices)	(Zip Code)
(914) 641-2000
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Certain Directors; Election of Directors
     On October 5, 2011, the Board of Directors of ITT Corporation (“ITT” or the “Company”) determined to decrease the size of the Board of Directors of the Company (the “Board”) from ten directors to eight directors, conditioned on, and effective immediately after the occurrence of the effective time (the “Effective Time”) of the planned spin-off of Exelis Inc. (“Exelis”), the Company’s Defense & Information Solutions business, and Xylem Inc. (“Xylem”), the Company’s water-related businesses, by way of a distribution (the “Distribution”) of all of the issued and outstanding shares of Exelis common stock, par value $0.01 per share (the “Exelis Common Stock”), and all of the issued and outstanding shares of Xylem common stock, par value $0.01 per share (the “Xylem Common Stock”), to be made, on a pro rata basis, to the holders of the common stock of the Company, par value $1.00 (the “ITT Common Stock”) (the “Spin-off”) on the Distribution Date (as defined below). In connection therewith, Steven R. Loranger, Chairman, President and Chief Executive Officer, Curtis J. Crawford, Director and member of the Audit Committee and Nominating and Governance Committee, John J. Hamre, Director and Chairman of the Nominating and Governance Committee, and Surya N. Mohapatra, Director and member of the Audit Committee, tendered their resignations from the Board, conditioned on the occurrence of the Spin-off and effective immediately prior to the Effective Time.
     The Board elected Denise L. Ramos, G. Peter D’Aloia and Donald DeFosset, Jr. to the Board, conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time, to serve as Directors until ITT’s 2012 Annual Meeting and the election and qualification of his or her successor or, if earlier, until his or her death or resignation or removal from the Board.
     G. Peter D’Aloia, age 66, has been elected as a Director of ITT, conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time. Mr. D’Aloia served as Senior Vice President and Chief Financial Officer of American Standard Companies Inc., a position he held since 2000, before retiring in 2008. Before joining American Standard, Mr. D’Aloia worked for Honeywell where he most recently served as Vice President—Business Development. He spent 27 years with Honeywell’s predecessor company, AlliedSignal, in diverse finance management positions. During his career with AlliedSignal, he served as Vice President—Taxes; Vice President and Treasurer; Vice President and Controller; and Vice President and Chief Financial Officer for the Engineered Materials Sector. Early in his career, he worked as a tax attorney for the accounting firm, Arthur Young and Company. Mr. D’Aloia is a Director of FMC Corporation and AirTran Airways. Mr. D’Aloia holds a law degree from St. John’s University and a master of science in taxation and bachelor of arts degree in accounting from New York University. Mr. D’Aloia has significant executive management experience gained as an executive officer, strong international experience and financial expertise. Mr. D’Aloia has also served as a Director in other public companies, providing additional relevant experience.
     Donald DeFosset, Jr., age 62, has been elected as a Director of ITT, conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time. Mr. DeFosset retired in 2005 as Chairman, President and Chief Executive Officer of Walter Industries, Inc., a diversified company with principal operating businesses in homebuilding and home financing, water transmission products and energy services. Mr. DeFosset served since November 2000 as President and CEO, and since March 2002 as Chairman, of Walter Industries. Previously, he was Executive Vice President and Chief Operating Officer of Dura Automotive Systems, Inc. (“Dura”), a global supplier of engineered systems, from October 1999 through June 2000. Before joining Dura, Mr. DeFosset served as a Corporate Executive Vice President, President of the Truck Group and a member of the Office of Chief Executive Officer of Navistar International Corporation from October 1996 to August 1999. Mr. DeFosset also serves as a director of National Retail Properties Inc., Regions Financial Corporation and EnPro Industries, Inc. Previously, Mr. DeFosset served as a director of James Hardie Industries N.V. from 2006 through 2008. Mr. DeFosset holds a master of business administration from Harvard Business School and a bachelor of science degree in industrial engineering from Purdue University. Mr. DeFosset has significant experience as a chief executive of a large diversified industrial company and as a senior executive of an international machinery manufacturer. Mr. DeFosset has also served as a Director in other public companies, providing additional relevant experience.
     Conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time, (1) Mr. Frank MacInnis will serve as non-executive Chairman of the Board, (2) Mr. D’Aloia (Chair), Ms. Christina A. Gold and Ms. Linda S. Sanford will serve as members of the Audit Committee, (3) Mr. MacInnis (Chair), Mr. DeFosset, Mr. Paul J. Kern and Mr. Markos I. Tambakeras will serve as members of the Nominating and Governance Committee and (4) Ms. Gold (Chair), Mr. DeFosset, Mr. Kern and Ms. Sanford will serve as members of the Compensation and Personnel Committee.

     Each of G. Peter D’Aloia and Donald DeFosset, Jr. will receive one half of the approved post-spin annual compensation received by non-employee directors of $190,000 in aggregate. From the Effective Time until the next annual meeting of shareholders, each non-employee director shall (A) receive one-half of the annual director fees of (i) $100,000 per annual tenure in cash and (ii) an additional annual cash retainer of $15,000 if such non-employee director serves as the chairman of the Audit Committee, and (B) be granted $90,000 per annual tenure in restricted stock units that will vest the business day prior to the 2012 annual meeting of the Company. The annual compensation for the remainder of the 2011 – 2012 tenure is as follows: $50,000 in cash, $45,000 in restricted stock units and $7,500 if such non-employee director serves as the Chair of the Audit Committee, each to be granted or paid promptly on or following the Distribution Date.
     The non-employee director who serves as the non-executive Chairman of the Board shall receive an additional $125,000 in aggregate with (A) director fees of $62,500 per annual tenure in cash and (B) be granted $62,500 per annual tenure in restricted stock units that will vest on the business day prior to the 2012 annual meeting of the Company. The additional annual incremental pay for the remainder of the 2011 – 2012 tenure is as follows: $31,250 in cash and $31,250 in restricted stock units, each to be paid or granted promptly on or following the Distribution Date.
Departure of Certain Officers; Appointment of New Chief Executive Officer and Chief Financial Officer
     In connection with the Spin-off, Steven R. Loranger, Chairman, President and Chief Executive Officer, Gretchen W. McClain, Senior Vice President and President, Fluid Motion and Control, David F. Melcher, Senior Vice President and President, Defense & Information Systems, and Frank R. Jimenez, Vice President and General Counsel, tendered their resignations as officers of the Company, conditioned on the occurrence of the Spin-off and effective immediately prior to the Effective Time.
     Denise L. Ramos, age 54, who serves as Senior Vice President and Chief Financial Officer of ITT, has been appointed as Chief Executive Officer and President of ITT, conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time. Prior to becoming Chief Financial Officer of ITT, Ms. Ramos was Chief Financial Officer of Furniture Brands International. Her prior experience includes five years at Yum! Brands, Inc. in Louisville, Kentucky, where she was Senior Vice President and Corporate Treasurer for Yum! and Chief Financial Officer for KFC. Ms. Ramos holds a master of business administration in finance from the University of Chicago and attended Purdue University’s economics honors program.
     Thomas Scalera, age 39, who serves as Vice President of Corporate Finance of ITT, has been appointed Senior Vice President and Chief Financial Officer of ITT, conditioned on the occurrence of the Spin-off and effective immediately after the Effective Time. Mr. Scalera joined ITT in 2006, as director of financial planning and analysis, was later promoted to leadership of the investor relations team and leads both of those functions in his current role. Prior to joining ITT, Mr. Scalera held technical financial reporting and financial analysis positions with Dover Corporation, R.R. Donnelley, and the Pepsi-Lipton Partnership. Mr. Scalera holds a master of business administration in finance and international business from New York University and a bachelor of science degree in accounting from Fairfield University. He is also a Certified Public Accountant in the State of Connecticut.
Amendment of Certain Benefit Plans
     On October 5, 2011, the Board approved amendments to (i) the ITT Corporation Annual Incentive Plan for Executive Officers (amended and restated as of February 15, 2008 and further amended effective as of the Effective Time) and the ITT Industries 1997 Annual Incentive Plan (amended and restated as of July 13, 2004 and further amended effective as of the Effective Time) (collectively, the “Incentive Plans”) and (ii) the Special Senior Executive Severance Pay Plan (amended and restated as of December 31, 2008 and further amended effective as of the Effective Time) and the Enhanced Severance Pay Plan (amended and restated as of December 31, 2008 and further amended as of the Effective Time) (collectively, the “Severance Plans”).
     The amendment to the Incentive Plans provides that, effective as of the Effective Time, clause (iii) of the definition of “Acceleration Event” shall require consummation of the corporate transactions described therein (and not stockholder approval of such corporate transactions).
     The amendments to the Severance Plans provide that, effective as of the Effective Time:
(i)	clause (iii) of the definition of “Acceleration Event” shall require consummation of the corporate transactions described therein (and not stockholder approval of such corporate transactions);

(ii)	the current salary and target bonus will be used in the severance formula, replacing the prior formula using the highest salary and the highest actual bonus over the past three years;

(iii)	continuation of perquisites during the severance period will be eliminated; and

(iv)	the Internal Revenue Code Section 280G excise tax gross-up will be replaced with a “best net” provision (“best net” provides either an unreduced benefit or a cut-back sufficient to avoid triggering an excise tax, whichever is better after-tax).

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On October 5, 2011, the Board adopted and approved the Amended and Restated By-laws of the Company, with such Amended and Restated By-laws to be effective immediately after the Effective Time. The Amended and Restated By-laws, among other things, eliminate the Corporate Responsibility Committee (whose responsibilities have been allocated to other committees), revise the procedures regarding “Holdover Directors” and remove the right for shareholders to request a stock certificate evidencing the shares owned by such shareholder.
     The Amended and Restated By-laws are filed as Exhibit 3.1 hereto.

ITEM 8.01	Other Events.
     On October 5, 2011, ITT announced the timing and details regarding the Spin-off, as well as the approval of a reverse stock split of ITT Common Stock at a ratio of one share for every two shares held (the “Reverse Stock Split”). The Board has declared a pro rata dividend of Exelis Common Stock and Xylem Common Stock, to be made on October 31, 2011 or such other date that that conditions to the Distribution set forth in the Distribution Agreement (described below) are satisfied or waived (the “Distribution Date”) to ITT’s shareholders of record as of the close of business on October 17, 2011 (the “Record Date”). Each ITT stockholder will receive a dividend of (i) one share of Exelis Common Stock for every one share of ITT Common Stock that they hold on the Record Date and (ii) one share of Xylem Common Stock for every one share of ITT Common Stock that they hold on the Record Date. The Reverse Stock Split will be effected after market close on the Distribution Date.
     The press release announcing these matters is attached as Exhibit 99.1 hereto.
Distribution of Exelis Common Stock and Xylem Common Stock
     The Distribution will be made pursuant to the terms of a Distribution Agreement (the “Distribution Agreement”) to be entered into among ITT, Exelis and Xylem. The Distribution Agreement sets forth, among other things, the agreements among ITT, Exelis and Xylem regarding the principal transactions necessary to effect the Spin-off. A summary of certain important features of the Distribution Agreement can be found in the information statements attached to the Registration Statements on Form 10 (the “Registration Statements”) of Exelis and Xylem filed with the Securities and Exchange Commission under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The description of the Distribution Agreement set forth hereunder is qualified in its entirety by reference to the terms and conditions of the Distribution Agreement, a form of which is filed as Exhibit 2.1 to the Registration Statements.
     In addition to the Distribution Agreement, ITT, Exelis and Xylem, as applicable, will enter into certain ancillary agreements, including a Benefits and Compensation Matters Agreement, a Tax Matters Agreement, a Transition Services Agreement and certain other agreements in connection with the Spin-off. A summary of certain important features of these agreements can be found in the information statements attached to the Registration Statements under the section entitled “Certain Relationships and Related Party Transactions,” which is incorporated by reference herein. The descriptions of these agreements are qualified in their entirety by reference to the terms and conditions of such agreements, forms of which are filed as exhibits to the Registration Statements.
     All shareholders of ITT are urged to read the aforementioned agreements carefully and in their entirety. The descriptions of the aforementioned agreements have been included to provide you with information regarding their terms. They are not intended to provide any other factual information about ITT, Exelis or Xylem.
ITT Reverse Stock Split

     The Reverse Stock Split will become effective after market close on the Distribution Date. Under the terms of the Reverse Stock Split, ITT shareholders will not be entitled to receive fractional shares. Instead, the transfer agent will aggregate all fractional shares and sell them as soon as practicable after the effective time of the Reverse Stock Split at the then prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share. After the transfer agent’s completion of such sale, ITT’s shareholders will receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale. On October 5, 2011, the Board established the reverse stock split ratio of one share for every two shares held.
Cash Dividend
     On October 5, 2011, the Board also declared a quarterly dividend in respect of the fourth quarter, after giving effect to the reverse stock split, of 9.1 cents per share to shareholders of record on November 11, 2011 (equivalent to 4.55 cents per share on a pre-reverse stock split basis). The ITT cash dividend will be payable December 31, 2011. ITT expects that, after the Spin-off, Exelis will declare a fourth-quarter dividend of 10.33 cents per share and Xylem will declare a fourth-quarter dividend of 10.12 cents per share, so that the aggregate fourth-quarter dividend for the three companies combined will equal ITT’s prior quarterly dividend rate of 25 cents per share. Thereafter, the respective boards of directors of ITT, Xylem and Exelis will determine the dividend policy of each company.
Caution Concerning Forward-Looking Statements
     This report includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, statements about future financial and operating results of Xylem and Exelis, the plans, objectives, expectations and intentions of the Company, Xylem and Exelis, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of the Company, Xylem and Exelis, and are subject to uncertainty and changes in circumstances. The Company cautions readers that any forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: economic, political and social conditions in the countries in which we conduct our businesses; changes in U.S. or International government defense budgets; decline in consumer spending; sales and revenues mix and pricing levels; availability of adequate labor, commodities, supplies and raw materials; interest and foreign currency exchange rate fluctuations and changes in local government regulations; competition, industry capacity & production rates; ability of third parties, including our commercial partners, counterparties, financial institutions and insurers, to comply with their commitments to us; our ability to borrow or to refinance our existing indebtedness and availability of liquidity sufficient to meet our needs; changes in the value of goodwill or intangible assets; our ability to achieve stated synergies or cost savings from acquisitions or divestitures; the number of personal injury claims filed against the companies or the degree of liability; uncertainties with respect to our estimation of asbestos liability exposures, third-party recoveries and net cash flow; our ability to effect restructuring and cost reduction programs and realize savings from such actions; government regulations and compliance therewith, including Dodd-Frank legislation; changes in technology; intellectual property matters; governmental investigations; potential future employee benefit plan contributions and other employment and pension matters; and changes in generally accepted accounting principles. In addition, there are risks and uncertainties relating to the planned tax-free spinoffs of Xylem and Exelis, including the timing and certainty of the completion of those transactions, whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the Spin-off, and the ability of each business to operate as an independent entity. More detailed information about certain of these and other factors may be found in the preliminary information statement included in the Xylem Form 10 registration statement and the Exelis Form 10 registration statement in the section entitled “Risk Factors,” as well as in filings by the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” The Company is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit
No.	Description

3.1	Amended and Restated By-laws of ITT Corporation

99.1	Press release issued October 5, 2011 by ITT Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION

Date: October 5, 2011	By:	/s/ Burt M. Fealing

Burt M. Fealing
	Its:	Vice President and Corporate Secretary
(Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated By-laws of ITT Corporation

99.1	Press release issued October 5, 2011 by ITT Corporation